Subsequent Events	12 Months Ended
Dec. 31, 2021
Disclosure of Subsequent Events [Abstract]
Subsequent events
23.	Subsequent events

(i)	On March 6, 2022, the Company announced it had entered into a private placement with a single institutional investor, for gross proceeds of approximately CAD$13.3 million, comprising of 3,029,748 subordinate voting shares of the Company and warrants to purchase up to 3,029,748 subordinate voting shares at a purchase price of CAD$4.40 per subordinate voting share and associated warrant. The warrants have an exercise price of CAD$6.25 per share and exercise period of three and one-half years from the issuance date.

In	connection with the private placement, the investor has agreed to cancel existing warrants to purchase up to 1,248,440 common subordinate voting shares of the Company at an exercise price of CAD$9.42 per share issued in March 2021 expiring on March 18, 2024, and the existing warrants to purchase up to 1,781,308 common subordinate voting shares of the Company at an exercise price of CAD$7.11 issued in April 2021 expiring on April 9, 2025.

(ii)	On March 2, 2022, the Company announced the closing of a $10,000,000 committed, collateralized revolving credit facility with Securitize, Inc. (the “Loan Facility”). The Loan Facility has a one-year committed term and an interest rate of 7.5% per annum and has been fully drawn by the Company.

(iii)	On March 10, 2022, the Company added to its digital currency holdings with the purchase of 100 bitcoins at a price of $39,320 per bitcoin.